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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               December 17, 2001
                                                               -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST)

   Laws of the United States              033-99442-01                     51-0269396
   -------------------------              ------------                     ----------
(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification
 incorporation or organization)                                             Number)



201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                          302/594-4000
--------------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
-----------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

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Item 5. Other Events

        The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7. Financial Statements, Pro Forma financial Statements and Exhibits
             See separate index to exhibits.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FIRST USA BANK, NATIONAL ASSOCIATION
                                As Servicer on behalf of WACHOVIA CREDIT CARD MASTER TRUST



                                By: /s/ Tracie H. Klein
                                    ---------------------------------------
                                    Name:  Tracie H. Klein
                                    Title: First Vice President




Date: December 17, 2001
      -----------------

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                                INDEX TO EXHIBITS

Exhibit Number      Exhibit
--------------      -------

       28.1         Excess Spread Analysis
       28.2         Series 1999-1 Monthly Servicing Certificate - November 30,
                    2001
       28.3         Monthy Series 1999-1 Certificateholder's Statement -
                    November 30, 2001
       28.4         Series 2000-1 Monthly Servicing Certificate - November 30,
                    2001
       28.5 Monthly Series 2000-1 Certificateholders' Statement - November 30, 2001